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                                                                 EXHIBIT 10.3(b)
                                                                 ---------------


                                   SCHEDULE TO
                                EKCO GROUP, INC.
                           FORM OF INDEMNITY AGREEMENT



          Each of the following persons has an Indemnity Agreement with Ekco Group, Inc. which is identical in form to the foregoing Form of Indemnity Agreement except that agreements executed between February 17, 1987 and April 29, 1988 bear the former company name of Centronics Corporation and agreements executed before February 17, 1987 bear the former company name of Centronics Data Computer Corp.:


                                   Present Position                    Date of
Name                               With the Company                    Agreement
----                               ----------------                    ---------

George W. Carmany, III             Director                            02-04-97
Stuart W. Cohen                    Vice President, Strategic           06-12-95
                                   Planning & Business Develop-
                                   ment
Edmond M. Coller                   Former Director                     02-12-87
Richard J. Corbin                  Former Officer                      10-26-94
Donato A. DeNovellis               Executive Vice President,           10-26-94
                                   Finance & Administration,
                                   & Chief Financial Officer
Andrew D. Dunn                     Former Director                     08-03-87
Ronald N. Fox                      Former Officer                      06-30-87
Michael G. Frieze                  Director                            02-04-97
Avram J. Goldberg                  Director                            02-04-97
Neil R. Gordon                     Former Officer                      07-30-86
John T. Haran                      Former Officer                      02-06-96
Thomas G. Kamp                     Former Director & Officer           07-30-86
Michael D. Kaufman                 Former Director                     01-04-87
Robert W. Kilcullen, Jr.           Former Director & Officer           07-30-86
Milton C. Lauenstein               Former Director                     08-18-87
T. Michael Long                    Director                            05-18-93
Brian R. McQuesten                 Vice President & Controller         07-30-86
Linda R. Millman                   Associate General Counsel           01-01-92
                                   & Assistant Secretary
Kenneth J. Novack                  Former Director                     08-10-87
Stuart B. Ross                     Director                            02-14-89
Susan M. Scacchi                   Treasurer                           02-04-97
Harold J. Seigle                   Former Director                     08-03-87
Malcolm L. Sherman                 Chairman of the Board, Chief        05-25-95
                                   Executive Officer & Director
Bill W. Sorenson                   Director                            03-15-88
Herbert M. Stein                   Director                            08-03-87
Robert Stein                       Former Officer & Director           07-30-86
Robert Varakian                    Vice President of Marketing         07-23-96
Jeffrey A. Weinstein               Executive Vice President,           07-30-86
                                   Secretary & General Counsel